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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 13, 2005

                             AmeriGas Partners, L.P.
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             (Exact name of registrant as specified in its charter)

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
               Delaware                    1-13692               23-2787918
        ---------------------           -------------          --------------
     (State or other jurisdiction        (Commission          (I.R.S. Employer
          of incorporation)             File Number)        Identification No.)

 460 No. Gulph Road, King of Prussia,                             19406
             Pennsylvania
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   (Address of principal executive                              (Zip Code)
               offices)
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        Registrant's telephone number, including area code: 610 337-7000

                                 Not Applicable

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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 13, 2005, AmeriGas Partners, L.P., a Delaware limited partnership (the "Partnership"), AmeriGas Finance Corp., a Delaware corporation ("Finance Corp.," and together with the Partnership, the "Issuers"), AmeriGas Propane, L.P., a Delaware limited partnership, AmeriGas Propane, Inc., a Pennsylvania corporation, AmeriGas Eagle Propane, L.P., a Delaware limited partnership, and AmeriGas Eagle Holdings, Inc., a Delaware corporation, entered into a Purchase Agreement (the "Purchase Agreement") relating to the offering and sale by the Issuers of $415.0 million principal amount of 7.25% Senior Notes due 2015 (the "Notes") in accordance with Rule 144A and Regulation S. The Purchase Agreement provides for the delivery of the Notes to the initial purchasers on May 3, 2005, or at such other time as the Issuers and the representative of the initial purchasers may determine.

The purpose of the offering is to enable the Partnership to purchase outstanding 8.875% Senior Notes due 2011, issued by the Partnership and AP Eagle Finance Corp. (the "8.875% senior notes"). The Partnership commenced a tender offer on April 4, 2005, pursuant to which the Partnership has offered to purchase the entire $388.0 million principal amount of the 8.875% senior notes.

The Notes have not been registered for public sale under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1 Press Release dated April 14, 2005
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                     AmeriGas Partners, L.P.

April 15, 2005       By:  /s/ Margaret M. Calabrese
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                           Name: Margaret M. Calabrese
                           Title: Assistant Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.
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                                  Exhibit Index

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EXHIBIT NO.                  DESCRIPTION
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99.1                         Press Release dated April 14, 2005
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